UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed on Item 1.01 of its Current Report on Form 8-K filed on July 19, 2017, on July 18, 2017, McCormick & Company, Incorporated, a Maryland corporation (“McCormick”), entered into a Stock Purchase Agreement (the “Agreement”) with The R.T. French’s Food Group Limited, a private limited company incorporated in England and Wales (“French’s Seller”), Reckitt Benckiser LLC, a Delaware limited liability company (“Tiger’s Milk Seller” and, together with French’s Seller, the “Sellers”), and Reckitt Benckiser Group plc (“Sellers’ Parent”).

Pursuant to the terms and conditions of the Agreement, at the closing, McCormick will acquire 100% of the outstanding equity interests of each of (i) The French’s Food Company LLC, a Delaware limited liability company (“French’s US”), (ii) The French’s Food Company, Inc., a Canadian corporation (“French’s Canada”), (iii) The R.T. French’s Food Company Limited, a private limited company incorporated in England and Wales (“French’s UK”), and (iv) Tiger’s Milk LLC, a Delaware limited liability company (“Tiger’s Milk”, and together with French’s US, French’s Canada and French’s UK, the “Acquired Business”), which is referred to herein as the “Acquisition”. The aggregate purchase price payable by McCormick is $4.2 billion in cash, subject to customary purchase price adjustments related to the amount of the Acquired Business’ cash, debt, net working capital, and transaction expenses as described in the Agreement.

The closing of the transaction is subject to customary closing conditions, including the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Agreement contains certain termination rights for the Sellers and McCormick, including if the closing does not occur before 5:00 p.m. New York City time on January 18, 2018, subject to certain extension rights. Subject to the satisfaction of these conditions, McCormick expects to complete the Acquisition before the end of the fiscal year ending November 30, 2017.

In connection with the Acquisition, Sellers have prepared historical financial information for Reckitt Benckiser Group plc’s food business (the “Food Business”). The Food Business was historically managed together with certain other financing legal entities which are not being acquired in the Acquisition. Amounts included in the historical financial information related to those entities that are not being acquired as part of the Acquired Business are eliminated as a pro forma adjustment in our unaudited pro forma condensed combined financial information.

This Current Report on Form 8-K is being filed in connection with the Acquisition to provide the combined financial statements of the Food Business and pro forma financial information set forth under Item 9.01 below, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The historical audited combined balance sheets of the Food Business as of December 31, 2016 and December 31, 2015 and the related audited combined statements of income and comprehensive income, combined statements of changes in parent company equity and combined statements of cash flows for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The historical unaudited combined balance sheet of the Food Business as of June 30, 2017, and the related unaudited combined statements of income and comprehensive income, combined statements of changes in parent company equity and combined statements of cash flows for the six-month periods ended June 30, 2017 and 2016, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro forma financial information

The following unaudited pro forma financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of May 31, 2017;

•	Unaudited Pro Forma Condensed Combined Income Statement for the fiscal year ended November 30, 2016;

•	Unaudited Pro Forma Condensed Combined Income Statement for the six months ended May 31, 2017; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited combined balance sheets of the Food Business as of December 31, 2016 and 2015 and the related combined statements of income and comprehensive income, combined statements of changes in parent company equity and combined statements of cash flows for each of the years ended December 31, 2016, 2015 and 2014, together with the notes thereto and the independent auditor’s report thereon.

99.2	Unaudited combined balance sheets of the Food Business as of June 30, 2017 and the related combined statements of income and comprehensive income, combined statements of changes in parent company equity and combined statements of cash flows for each of the six-month periods ended June 30, 2017 and 2016, together with the notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

Cautionary Note Concerning Forward-Looking Statements

Certain information contained herein and in the exhibits that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan.” The forward-looking statements contained in this Form 8-K include, without limitation, statements related to: the planned acquisition of the Acquired Business and the timing and financing thereof; the ability to obtain regulatory approvals and meet other closing conditions for the planned acquisition. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; potential volatility in the capital markets and its impact on the ability to complete the proposed debt and equity financing necessary to satisfy the purchase price; failure to retain key management and employees of the Acquired Business; issues or delays in the successful integration of the Acquired Business’ operations with those of McCormick, including incurring or experiencing unanticipated costs and/or delays or difficulties; difficulties or delays in the successful transition of the Acquired Business’ business from the information technology systems of the Sellers to those of McCormick as well as risks associated with other integration or transition of the operations, systems and personnel of the Acquired Business, each, as applicable, within the term of the six-month post-closing transition services agreement between McCormick and the Sellers; future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; unfavorable reaction to the acquisition by customers, competitors, suppliers and employees; conditions affecting the industry generally; local and global political and economic conditions; conditions in the securities market that are less favorable than expected; and changes in the level of capital investment, and other risks described in McCormick’s filings with the Securities and Exchange Commission, including McCormick’s Annual Report on Form 10-K for the year ended November 30, 2016.

Actual results could differ materially from those projected in the forward-looking statements. McCormick undertakes no obligation to update or revise publicly, any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

By:	/s/ Michael R. Smith
Michael R. Smith
Executive Vice President & Chief Financial Officer

Date: August 7, 2017

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